                                                                     EXHIBIT 1.1

                                                     Draft of June 8, 1994



                           FERRELLGAS PARTNERS, L.P.
                                  COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS


                             UNDERWRITING AGREEMENT

                                                               ___________, 1994

Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette
Securities Corporation,
A.G. Edwards & Sons, Inc.,
PaineWebber Incorporated,
Smith Barney Inc.,
As representatives of the several Underwriters
 named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Dear Sirs:

          Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 13,100,000 units (the "Firm Units") representing common limited partner interests in the Partnership and, at the election of the Underwriters, 1,965,000 additional units (the "Optional Units") (the Firm Units and the Optional Units which the Underwriters elect to purchase pursuant to
Section 2 hereof being collectively called the "Common Units").

          It is understood by all parties that (i) concurrently herewith Ferrellgas, L.P., a Delaware limited partnership (the "Operating Partnership") and Ferrellgas Finance Corp., a Delaware corporation and wholly owned subsidiary of the Operating Partnership ("Ferrellgas Finance" and, together with the Operating Partnership, the "Issuers"), and Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. are entering into an underwriting agreement (the "Senior Note Underwriting Agreement") providing for the sale by the Issuers of their Senior Notes due 2001 (the "Senior Notes") to be issued pursuant to an Indenture (the "Indenture") between the Issuers and Norwest Bank, Minnesota, National Association, as trustee and (ii) concurrent with the First Time of Delivery (as defined in Section 4 hereof), (a) the closing under the Senior Note Underwriting Agreement will occur, (b) Ferrellgas, Inc., a Delaware corporation (the "General Partner"), will accept for purchase all of its 11 5/8% Senior Subordinated Debentures due December 15, 2003 (the "Senior Subordinated Debentures") validly tendered and not withdrawn pursuant to its Offer to Purchase the Senior Subordinated Debentures (the "Offer to Purchase"), (c) the General Partner will call for redemption its Series A and Series C Floating Rate Senior Notes due 1996 and Series B and Series D Fixed Rate Senior Notes due 1996 (collectively, the "Existing Senior Notes") and the Operating Partnership will deposit with the trustee under the Indenture, dated as of July 1, 1990 (the "Existing Indenture"), relating to the Existing Senior Notes an amount of funds reasonably expected to be sufficient to redeem such Existing Senior Notes on their redemption date and (d) the Operating Partnership will enter into a
working capital facility for up to $      million (the "Credit Facility") with a
group of commercial banks.

The closing with respect to the transaction contemplated hereby is conditional on the consummation of each of the transactions described in the preceding sentence.

          1. (A) Each of the Partnership and the General Partner represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 33-53383), and amendments thereto, in respect of the Firm Units and Optional Units has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus");

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through you expressly for use therein;

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the statements made by the Partnership in such documents within the coverage of Rule 175(b) of the rules and regulations under the Act was made or will be made with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Partnership by an Underwriter through you expressly for use therein; no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not described or filed as required;

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          (d) None of the Partnership, the Operating Partnership, the General
     Partner or any of their respective subsidiaries (collectively, the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respec tive dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt or increase in short-term debt of the Partnership, the Operating Partnership, the General Partner, Ferrell or any of the Subsidiaries or any material adverse change, or any development involving a prospective mate-rial adverse change, in or affecting the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnership and the Operating Partnership, taken as a whole, or the General Partner or any of the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The consolidated historical and pro forma financial statements, together with related schedules and notes, set forth in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act; at April 30, 1994, the Partnership would have had, on the pro forma basis indicated in the Prospectus, a duly authorized and outstanding capitalization as set forth therein; the audited balance sheet of the Partnership included in the Prospectus presents fairly the financial position of the Partnership as of the date indicated; the audited and unaudited historical consolidated financial statements of the General Partner included in the Prospectus present fairly the consolidated financial position of the General Partner and the Subsidiaries as of the dates indicated and their results of operations and cash flows for the periods specified; the supplemental schedules included in the Registration Statement, when considered in relation to the audited and unaudited historical consolidated financial statements of the General Partner, present fairly in all material respects the information shown therein; such audited and unaudited historical consolidated financial statements and supplemental schedules included in the Registration Statement and the Prospectus have been prepared in conformity with generally accepted accounting principles applied on a substantially consistent basis, except to the extent disclosed therein; the historical information set forth in the Prospectus under the caption "Selected Historical and Pro Forma Consolidated Financial and Operating Data" is fairly stated in all material respects in relation to the audited and unaudited historical consolidated financial statements from which it has been derived; the pro forma financial information set forth in the Prospectus under the caption "Selected Historical and Pro Forma Consolidated Financial and Operating Data" is fairly stated in all material respects in relation to the pro forma financial statements from which it has been derived; the pro forma financial statements of the Partnership included in the Registration Statement and the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and in accordance with the applicable published rules and regulations of the Commission, the assumptions used in the preparation of such pro forma financial statements are reasonable, and the pro forma entries reflected in such pro forma financial statements have been properly applied in such pro forma financial statements; the other financial and statistical information and data included in the Prospectus and in the Registration Statement, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Partnership and the General Partner;

          (f) The Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with partnership power and authority to own or lease the properties it will own or lease at each Time of Delivery (as defined in Section 4 hereof) and conduct the business it will conduct at each

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     Time of Delivery, in each case as described in the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure so to qualify or register would have a material adverse effect upon the Partnership or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Act, with partnership power and authority to own or lease the properties it will own or lease at each Time of Delivery and conduct the business it will conduct at each Time of Delivery, in each case as described in the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure so to qualify or register would have a material adverse effect upon the Operating Partnership or subject the Operating Partnership or the limited partners of the Partnership to any material liability or disability;

          (h) The General Partner is and, upon consummation of the transactions described under the caption "The Transactions" in the Prospectus and contemplated by the Operative Agreements (as defined in (s) below) (the "Transactions"), will be the sole general partner of the Partnership with a general partner interest in the Partnership of 1.0%; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership (as it may be amended or restated at or prior to the First Time of Delivery, the "Partnership Agreement"), and was validly issued to the General Partner and is fully paid (to the extent required at such time); and at each Time of Delivery the General Partner will own such general partner interest free and clear of all liens, encumbrances, charges or claims;

          (i) Upon consummation of the Transactions, Ferrell Companies, Inc., a Kansas corporation ("Ferrell"), will own a limited partner interest in the Partnership represented by ____ Common Units and ___ units representing subordinated limited partner interests ("Subordinated Units" and, collectively with the Common Units, "Units"); such limited partner interest will be duly authorized by the Partnership Agreement and will be validly issued to the General Partner and transferred in the form of a dividend to Ferrell and will be fully paid (to the extent required at such time) and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement-- Limited Liability"); and at each Time of Delivery Ferrell will own such limited partner interest free and clear of all liens, encumbrances, charges or claims;

          (j) The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Operating Partnership of 1.0101%; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership (as it may be amended or restated at or prior to the First Time of Delivery, the "Operating Partnership Agreement"), and is validly issued to the General Partner and is fully paid (to the extent required at such time) (the Operating Partnership Agreement and the Partnership Agreement are herein collectively referred to as the "Partnership Agreements"); and at each Time of Delivery the General Partner will own such general partner interest free and clear of all liens, encumbrances, charges or claims;

          (k) Upon consummation of the Transactions, the Partnership will be the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; at each Time of Delivery, such limited partner interest will be duly authorized by the Operating Partnership Agreement, will have been validly issued and will be fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement-- Limited Liability"); and upon the consummation of the

     Transactions, the Partnership will own such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, charges or claims;

          (l) Upon the consummation of the Transactions, there will be issued to the Underwriters ____________ Common Units (assuming no purchase by the Underwriters of Optional Units); at each Time of Delivery, the Common Units and the limited partner interests represented thereby will be duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); other than the Units and the Incentive Distribution Rights owned by Ferrell, at each Time of Delivery, the Common Units will be the only limited partner interests of the Partnership issued;

          (m) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or other governing documents or any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound; the capitalization of the Partnership is in all material respects as described in the Prospectus under the caption "Capitalization".

          (n) The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own or lease its properties, to conduct its business and to act as general partner of the Partnership and of the Operating Partnership, in each case as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify or register would have a material adverse effect upon the Partnership or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (o) All of the issued shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the General Partner are owned by Ferrell, free and clear of all liens, security interests, mortgages, pledges, encumbrances, equities or claims (each, a "Lien"), except as set forth in the Prospectus and except for Liens created by the Pledge Agreement, dated July 1, 1990, among Ferrellgas, Inc., Ferrell Companies, Inc. and Firstbank Minneapolis, as pledge agent (the "Existing Pledge Agreement");

          (p) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of the Partnership, the Operating Partnership or the General Partner have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each such Subsidiary are owned, directly or through other Subsidiaries, by the Partnership, the Operating Partnership or the General Partner, as the case may be; all such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any Liens, except as set forth in the Prospectus and except for the Lien created by the Existing Pledge Agreement;

          (q) The General Partner has the corporate power and authority to convey the Properties (as defined in paragraph (v) below) to the Operating Partnership pursuant to the Closing Agreement (as defined in paragraph (s) below); the General Partner has, and, upon execution, delivery and performance of the Closing Agreement, the Operating Partnership will have, good and indefeasible title to the Properties, free and clear of all liens, encumbrances, security

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     interests, equities, charges, claims or defects except such as are described in the Prospectus or such as do not materially interfere with the ownership or benefits of ownership or materially increase the cost of ownership of the Properties, taken as a whole; the Properties then owned by the General Partner are accurately reflected in the General Partner's consolidated financial statements at and for the period ended April 30, 1994; any real property, buildings and equipment held under lease by the General Partner are held by the General Partner under valid, subsisting and enforceable leases, and, following the execution, delivery and performance of the Closing Agreement, the Operating Partnership will have the right to use any such real property, buildings and equipment in a manner consistent with the past business practices of the General Partner, in each case, except as described in the Prospectus and except as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and equipment by the General Partner and the Operating Partnership;

          (r) This Agreement has been duly authorized, executed and delivered by each of the Partnership, the General Partner and Ferrell; at or before the First Time of Delivery, the Partnership Agreement will have been duly authorized, executed and delivered by the General Partner and will be a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as described in the Registration Statement; at or before the First Time of Delivery, the Operating Partnership Agreement will have been duly authorized, executed and delivered by the General Partner and the Partnership and will be a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as described in the Registration Statement; at or before the First Time of Delivery, the Contribution and Closing Agreement among the Partnership, the Operating Partnership and the General Partner (the "Closing Agreement") will have been duly authorized, executed and delivered by the Partnership, the Operating Partnership and the General Partner and will be a valid and legally binding agreement of the Partnership, the Operating Partnership and the General Partner enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Partnership Agreement, the Operating Partnership Agreement, the Closing Agreement, the Indenture and the Credit Facility are herein collectively referred to as the "Operative Agreements";

          (s) The issuance and sale of the Units by the Partnership, and the execution, delivery and performance by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of this Agreement and the Operative Agreements and the consummation by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which the Partnership, the Operating Partnership, the General Partner or the Subsidiaries is a party or by which the Partnership, the Operating Partnership, the General Partner or the Subsidiaries is bound or to which any of their properties or assets is subject (other than the default arising as a result of the Transactions under the Existing Indenture which is to be followed by the deposit of funds in accordance with Section 7(m)), nor will such action result in any breach or violation of the provisions of the

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     Partnership Agreement or the Operating Partnership Agreement or of the
     charter or bylaws of the General Partner or any of the Subsidiaries, or contravene any order of any court or governmental agency or body having jurisdiction over the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries or any of their respective properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Common Units by the Partnership to the Underwriters or the consummation by the Partnership, the Operating Partnership or the General Partner, as the case may be, of the Transactions, except (i) the registration under the Act of the Senior Notes and of the Common Units issuable to the Underwriters and under the Trust Indenture Act of 1939, as amended, of the Indenture or (ii) such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been, or prior to the First Time of Delivery will be, obtained or (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Common Units by the Underwriters or with the purchase and distribution of the Senior Notes;

          (t) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Common Units, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Common Units in any jurisdiction referred to in Section 5(b) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Common Units, the effectiveness of the Registration Statement, or the use of any preliminary prospectus in any jurisdiction referred to in Section 5(b) hereof; no action, suit or proceeding is pending against or, to the best of the knowledge of the Partnership, the Operating Partnership and the General Partner, threatened against or affecting the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Common Units or in any manner draw into question the validity of this Agreement or the Common Units; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects;

          (u) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body will be required for the conveyance of the real and personal property to be conveyed pursuant to the Closing Agreement (the "Properties"), except such consents, approvals, authorizations, orders, registrations or qualifications (i) as have been, or prior to the First Time of Delivery will be, obtained, or (ii) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership and the Operating Partnership considered as a whole to conduct their business substantially in accordance with the past practice of the General Partner;

          (v) The Partnership has, or at or before the First Time of Delivery will have, all necessary consents, approvals, authorizations, orders, registrations and qualifications of or with any court or governmental agency or body having jurisdiction over it or any of its properties or of or with any other person to acquire and own the limited partner interest in the Operating Partnership as set forth or contemplated in the Prospectus, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of the Partnership and the Operating Partnership, taken as a whole, or upon the holders of Common Units; the Operating Partnership has, or at or before the First Time of Delivery will have, all necessary consents, approvals, authorizations, orders, registrations and qualifications (or the equivalent thereof in all material respects) of or with any court or governmental agency or body having jurisdiction over it or any of its properties or of or with any other person or permit the Operating Partnership to conduct its business substantially in accordance with the past practice of the General Partner, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of the Partnership and the Operating Partnership, taken as a whole, or upon the holders of Common Units;

          (w) Except as set forth or contemplated in the Prospectus or as contemplated by this Agreement, neither the Partnership nor the Operating Partnership has incurred any material liabilities or obligations, direct or contingent, or entered into any material agreement or engaged in any material business other than in connection with its formation;

          (x) Other than as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings pending to which the Partnership, the Operating Partnership, the General Partner or any Subsidiary is a party or of which any of their respective properties is the subject, which is required to be disclosed in the Prospectus and is not so disclosed, which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of either the General Partner or the Partnership and the Operating Partnership, taken as a whole, or which could reasonably be expected to materially and adversely affect the consummation of this Agreement, the Operative Agreements or the Transactions; and to the best of the knowledge of the Partnership, the Operating Partnership and the General Partner, no such actions, suits or proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (y) The statements made in the Prospectus under the caption "Description of The Common Units", insofar as they purport to constitute summaries of the terms of the Common Units, under the captions "The Partnership Agreement", "Cash Distribution Policy" and "Conflicts of Interest and Fiduciary Responsibility", under the caption "Tax Considerations" and under the caption "Underwriting" insofar as they describe the provisions of the documents therein described, are in all material respects accurate, complete and fair summaries;

          (z) Each of the Partnership, the Operating Partnership, the General Partner and their respective Subsidiaries maintains insurance which is adequate in accordance with customary industry practice to protect each of them and their businesses; none of the Partnership, the Operating Partnership, the General Partner and their respective Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at each Time of Delivery;

          (aa) None of the Partnership, the Operating Partnership, the General Partner or any Subsidiary is in: (i) breach or violation of the provisions of its agreement of limited partnership or of its charter or bylaws, as the case may be; or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject (other than the default arising as a result of the Transactions under the Existing Indenture which is to be followed by the deposit of funds in accordance with Section 7(m)), or violation of any statute, rule or regulation or administrative or court decree applicable to it or any of its properties, which default or violation, individually or in the aggregate, could have a material adverse effect upon the holders of Common Units or the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of any of the Partnership and the Operating Partnership, taken as a whole, the General Partner or any Subsidiary;

          (bb) Except as described in the Prospectus, the Partnership, the Operating Partnership, the General Partner and the Subsidiaries possess, and are operating in compliance in all material respects with, all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary or required to own, lease, license and use their properties and assets and to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such Authorizations which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, except as described in the Prospectus, none of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or filing, would be expected to have a material adverse effect upon the ability of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted;

          (cc) None of the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries has violated any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environmental or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Prospectus, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation, termination of any such permit, license or approval or results in any other impairment of their rights thereunder, which in each case might result, singly or in the aggregate, in a material adverse effect on the Partnership, the Operating Partnership, the General Partner and the Subsidiaries, taken as a whole (a "Material Adverse Effect"); none of the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees prior to any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect; there is (i) no significant unfair labor practice complaint pending against the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries or, to the best knowledge of the Partnership, the Operating Partnership or the General Partner, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries or, to the best knowledge of the Partnership, the Operating Partnership or the General Partner, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries or, to the best knowledge of the Partnership, the Operating Partnership or the General Partner, threatened against the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries and (iii) to the best knowledge of the Partnership, the Operating Partnership or the General Partner, no union representation question existing with respect to the employees of the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries and, to the best knowledge of the Partnership, the Operating Partnership or the General Partner, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect;

          (dd) All tax returns required to be filed by the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest;

          (ee) None of the Partnership, the Operating Partnership, the General Partner or any Subsidiary (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement (A) has sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Common Units or (B) except as contemplated by this Agreement, has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership;

          (ff) Deloitte & Touche, who have certified certain financial statements of the Partnership and the General Partner included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Partnership and the General Partner as required by the Act and the rules and regulations of the Commission thereunder;

          (gg) None of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries is, and at each Time of Delivery none of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (hh) None of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries is a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (ii) Except as described in the Prospectus, no holder of any security of the Partnership has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement;

          (jj) None of the Partnership, the Operating Partnership, the General Partner or the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section
     517.075 of Florida Statutes (Chapter 92-198, Laws of Florida); and

          (kk) At each Time of Delivery, the General Partner will have (excluding its interests in the Partnership and the Operating Partnership and any notes receivable from or payable to the Partnership or the Operating Partnership) a net worth of at least $25 million.

     (B) Ferrell represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the statements made by the Partnership in such documents within the coverage of Rule 175(b) of the rules and regulations under the Act was made or will be made with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Partnership by an Underwriter through you expressly for use therein; no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not described or filed as required;

          (b) This Agreement has been duly authorized, executed and delivered by Ferrell;

          (c) The issuance and sale of the Units by the Partnership, and the execution, delivery and performance by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of this Agreement and the Operative Agreements and the consummation by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which Ferrell is a party or by which Ferrell is bound or to which any of its properties or assets is subject (other than the default arising as a result of the Transactions under the Existing Indenture which is to be followed by the deposit of funds in accordance with Section 7(m)), nor will such action result in any breach or violation of the provisions of the charter or bylaws of Ferrell, or contravene any order of any court or governmental agency or body having jurisdiction over Ferrell or any of its properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to Ferrell or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by Ferrell of the Transactions.

     2. Subject to the terms and conditions herein set forth, (a) the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the
Partnership, at a purchase price per unit of $.................., the number of
Firm Units set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the purchase price per unit set forth in clause (a) of this Section 2, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Units by a fraction the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Units which all of the Underwriters are entitled to purchase hereunder.

     The Partnership hereby grants to the Underwriters the right to purchase at their election up to .................. Optional Units, at the purchase price per unit set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from you to the Partnership given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

     4. Certificates in definitive form for the Units to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Partnership, shall be delivered by or on behalf of the Partnership to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Partnership in New York Clearing House funds, all at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York. The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m. New York time, on .............., 1994, or at such other time and date as you and the Partnership may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Units, or at such other time and date as you and the Partnership may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery," such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

     5.  Each of the Partnership and the General Partner agrees with each of the
Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Common Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Common Units for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Common Units, provided that in connection therewith neither the Partnership nor the General Partner shall be required to qualify as a foreign limited partnership or foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not so qualified or has not so filed;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Common Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with any law, to promptly notify you and upon your request to promptly prepare, file with the Commission and furnish without charge to each Underwriter and to any dealer in securities as many copies as such Underwriter or dealer may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Common Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

          (d) To mail and make generally available to security holders of the Partnership as soon as reasonably practicable, but in any event not later than 18 months after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement a consolidated earning statement of the Partnership covering a period of at least twelve months beginning after such effective date (but in no event commencing later than 90 days after such effective date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and to advise you in writing when such statement has been so made available;

          (e) To timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), in connection with the registration, if any, of the Common Units thereunder;

     (f) With respect to the Partnership, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and except for any Common Units which may be issued in connection with acquisitions by the Partnership, any securities of the Partnership which are substantially similar to the Common Units or Subordinated Units, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive Common Units or Subordinated Units or any such substantially similar securities, without your prior written consent;

          (g) With respect to Ferrell, during the period from the date hereof and continuing to and including the date 24 months after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Common Units or Subordinated Units or any securities substantially similar to the Common Units or Subordinated Units, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive Common Units or Subordinated Units or any such substantially similar securities, without your prior written consent except (i) transfers to James E. Ferrell or the spouse, lineal descendants or brothers or sisters of James E. Ferrell, entities controlled by James E. Ferrell or his spouse, lineal descendants or brothers or sisters or trusts for the benefit of James E. Ferrell or his spouse, lineal descendants or brothers or sisters, (ii) in connection with the sale of the Partnership or substantially all of its assets, (iii) as collateral in connection with good faith borrowing, (iv) gifts of up to 20% of such Units to charitable organizations or (v) in the event of the death or permanent disability of James E. Ferrell, provided, however, that in the case of (i) or (ii) above the transferee shall enter into an agreement with you agreeing to comply with the above restrictions for the remainder of the 24 month period;

          (h) To furnish to the holders of Common Units as soon as practicable (but in no event later than 120 days) after the end of each fiscal year an annual report (including a balance sheet and statements of income, security holders' equity and cash flow of the Partnership and the entities consolidated therewith certified by independent public accountants) and, as soon as practicable (but in no event later than 90 days) after the end of each of the first three quarters of each fiscal year, consolidated summary financial information of the Partnership for such quarter in reasonable detail;

          (i) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to security holders of the Partnership, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Partnership is listed; and (ii) such additional information concerning the business and financial condition of the Partnership as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Partnership and the entities consolidated therewith are consolidated in reports furnished to its security holders generally or to the Commission);

          (j) To use the net proceeds from the sale of the Common Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (k) To use its best efforts to list, subject to notice of issuance, the Common Units on the New York Stock Exchange;

          (l) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

            (m) To use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the First Time of Delivery and to satisfy all conditions precedent on its part to the delivery of the Common Units.

     6. Each of the Partnership and the General Partner covenants and agrees with the several Underwriters that the Partnership will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's counsel and accountants in connection with the registration of the Common Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Common Units; (iii) all expenses in connection with the qualification of the Common Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Common Units; (v) the cost of preparing certificates representing the Units; (vi) the cost and charges of any transfer agent or registrar; (vii) all fees and expenses of listing the Common Units on a stock exchange or automated quotation system; (viii) the fees and disbursements of any "qualified independent underwriter" as required by Schedule E of the Bylaws of the NASD (including fees and disbursements of counsel for such qualified independent underwriter); and
(ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Common Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements on the part of the Partnership, the General Partner and Ferrell herein are, at and as of such Time of Delivery, true and correct, the condition that each of the Partnership, the General Partner and Ferrell shall have performed all of its obligations and agreements hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and no stop order suspending the sale of the Securities in any jurisdiction referred to in
     Section 5(b) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened;

          (b) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued, by any governmental agency which would, as of such Time of Delivery, prevent the issuance of the Common Units; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of such Time of Delivery which would prevent the issuance of the Common Units;

          (c) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the formation of the

     Partnership, the validity of the Common Units being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) Andrews & Kurth LLP, special counsel for the Partnership and the General Partner, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Act, with partnership power and authority to own or lease its properties and conduct its business as described in the Prospectus;

                    (ii) The General Partner is the sole general partner of the Partnership and the Operating Partnership with a general partner interest in the Partnership of 1.0% and a general partner interest in the Operating Partnership of 1.0101%; such general partner interests are duly authorized by the Partnership Agreement and the Operating Partnership Agreement, respectively, are validly issued and fully paid, and are owned by the General Partner free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known (based solely upon its participation as special counsel in matters relating to the Transactions, and without having conducted an independent investigation) to such counsel, other than those created by or arising under the Delaware Act;

                    (iii) Ferrell owns a limited partner interest in the Partnership represented by ____ Common Units and ___ Subordinated Units; such limited partner interest is duly authorized by the Partnership Agreement and was validly issued and is fully paid (to the extent required) and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability") and is owned by Ferrell clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Ferrell as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known (based solely upon its participation as special counsel in matters relating to the Transactions, and without having conducted an independent investigation) to such counsel, otherwise than those created by or arising under the Delaware Act;

                    (iv) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest is duly authorized by the Operating Partnership Agreement and is validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of

          State of the State of Delaware or (B) otherwise known (based solely upon its participation as special counsel in matters relating to the Transactions, and without having conducted an independent investigation) to such counsel, other than those created by or arising under the Delaware Act;

                    (v) The Underwriters have been issued ________ Common Units (assuming no purchase by the Underwriters of Optional Units); the Common Units and the limited partner interests represented thereby are authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); other than the Units and the Incentive Distribution Rights held by Ferrell, at each Time of Delivery, the Common Units will be the only limited partner interests of the Partnership issued;

                    (vi) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to the Partnership Agreements;

                    (vii) Each of the Partnership Agreements and this Agreement have been duly authorized, executed and delivered by the General Partner, the Partnership and the Operating Partnership, as the case may be, and each of the Partnership Agreements constitutes a valid and legally binding agreement of the General Partner, the Partnership and the Operating Partnership, as the case may be, enforceable against the General Partner, the Partnership and the Operating Partnership, as the case may be, in accordance with their respective terms, subject to (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (B) limitations imposed by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing and (c) the enforceability of equitable rights and remedies provided for in such documents is subject to equitable defenses and judicial discretion, and the enforceability of such documents to may be limited by general equitable principles;

                    (viii) The Common Units, the Subordinated Units and the Partnership Agreements conform in all material respects to the descriptions thereof contained in the Prospectus;

                    (ix) The issuance and sale of the Common Units by the Partnership and the execution, delivery and performance by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, of this Agreement and the Operative Agreements and the consummation by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, of the Transactions will not conflict with or result in a breach of any of the provisions of the Partnership Agreement or the Operating Partnership Agreement;

                    (x) None of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner or Ferrell is an "investment company" within the meaning of the Investment Company Act;

                    (xi) The Registration Statement has become effective under the Act; and to the knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                    (xii) None of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner or Ferrell is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; and

                    (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respect with the requirements of the Act and the rules and regulations thereunder.

          In addition, such counsel shall state that it has participated in the preparation of the Registration Statement and Prospectus and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement and the Prospectus, as amended or supplemented (except to the extent specified in such counsel's opinion and relying to a large extent as to factual matters upon certificates of officers and directors of the General Partner), nothing has come to the attention of such counsel that cause such counsel to believe that as of its effective date, the Registration Statement, or any further amendment thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In addition, such counsel shall state that the Underwriters shall be entitled to rely on their opinion as to certain federal income tax consequences of the offering of the Common Units contemplated by the Prospectus (which opinion has been filed as Exhibit 8 to the Registration Statement), to the same extent as if such opinion were addressed to the Underwriters and as if it were dated the date of such Time of Delivery.

          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of the Partnership and the Operating Partnership and of officers and employees of the General Partner and Ferrell and upon information obtained from public officials and upon opinions of other counsel issued in connection with the Transactions, and may assume that the signatures on all documents examined by such counsel are genuine, (B) state that their opinion is limited to federal laws, the Delaware Act, the Delaware General Corporation Law and the laws of the State of Texas, (C) state that they express no opinion with respect to the title of any of the General Partner, the Partnership or the Operating Partnership to any real or personal property transferred by or to them, (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership, the General Partner, the Partnership or the Operating Partnership may be subject and (E) state that their opinion is furnished as special counsel for the Partnership, the Operating Partnership and the General Partner to you, as representatives of the several Underwriters, and is solely for the benefit of the several Underwriters;

          (d) Smith, Gill, Fisher & Butts, P.C., counsel to the General Partner and Ferrell, shall have furnished to you their written opinion, dated such Time of Delivery in form and substance satisfactory to you, to the effect that:

                    (i) Each of the General Partner and Ferrell has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and otherwise) to own or lease its properties, to conduct its businesses and, in the case of the General Partner to act as general partner of the Partnership and of the Operating Partnership, in each case as described in the Prospectus;

                    (ii) Based solely on opinions of local counsel (copies of which shall have been provided to you pursuant to paragraph (e) of this Section 7), the General Partner has been duly qualified or registered as a foreign corporation and is in good standing under the laws of each of the jurisdictions set forth in Schedule II hereto; based solely upon certificates of foreign qualifications provided by the Secretary of State of such jurisdiction (each of which shall be dated as of a date not more than seven days prior to the Closing Date and shall be provided to you), the General Partner has been duly qualified or registered as a foreign corporation and is in good standing under the laws of each of the jurisdictions set forth on
          Schedule III hereto; and to the knowledge of such counsel, such jurisdictions are the only jurisdictions in which the General Partner owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign corporation, and in which the failure so to qualify or register would be likely in the judgment of such counsel to subject the General Partner to any liability or disability which is material to the business, prospects, financial position or results of operations of the General Partner, the Partnership or the Operating Partnership, or would be likely in the judgment of such counsel to subject the holders of Common Units to any material liability or disability; all of the issued shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable; and, to the knowledge of such counsel, all of the issued shares of capital stock of the General Partner are owned, directly or indirectly, by Ferrell, free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner or Ferrell, as the case may be, as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known, without investigation, to such counsel, other than those created by or arising under the Delaware Act and except for the Lien created by the Existing Pledge Agreement;

                    (iii) The Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business in Missouri and, to the knowledge of such counsel, Missouri is the only jurisdiction in which the Partnership owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, except where the failure to so qualify or register would not (i) have a material adverse effect upon the Partnership, the Operating Partnership or the General Partner or (ii) subject the holders of Common Units to any material liability or disability;

                    (iv) Based solely on opinions of local counsel (copies of which shall have been provided to you pursuant to paragraph (e) of this Section 7), the Operating Partnership has been duly qualified or registered as a foreign partnership to transact business in, and is in good standing under the laws of, each of the jurisdictions set forth on Schedule IV hereto; based solely upon certificates of foreign qualification provided by the Secretary of State of such jurisdiction (each of which shall be dated as of a date not more than seven days prior to the Closing Date and shall be provided to you), the Operating Partnership has been duly qualified or registered as a foreign limited partnership to transact business in, and is in good standing under the laws of each of the jurisdictions set forth on Schedule VI hereto; and, to the knowledge of such counsel, such jurisdictions are the only jurisdictions in which the Operating Partnership owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, except where the failure to so qualify or register would not (i) have a material adverse effect upon the Partnership, the Operating Partnership or the General Partner or (ii) subject the holders of Common Units to any material liability or disability;

                    (v) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner or Ferrell have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each such Subsidiary are owned, directly or through other Subsidiaries, by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner or Ferrell, as the case may be; all such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any Liens, except as set forth in the Prospectus and except for the Lien created by the Existing Pledge Agreement;

                    (vi) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which either of them is bound;

                    (vii) Each of the General Partner and Ferrell has full power and authority to execute, deliver and perform this Agreement and the Operative Agreements, as applicable;

                    (viii) This Agreement has been duly authorized, executed and delivered by Ferrell;

               (ix) Each of the Closing Agreement, the Indenture and the Credit Facility have been duly authorized, executed and delivered by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, and each of the Closing Agreement, the Indenture and the Credit Agreement constitutes a valid and legally binding agreement of the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, enforceable against the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, in accordance with their respective terms, subject to
          (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (B) limitations imposed by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing;

                    (x) The Senior Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus;

                    (xi) None of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner or Ferrell is in violation of its partnership agreement or its charter or bylaws, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound (other than any default or event of default arising as a result of the Transactions under the Existing Indenture) and which is material to the General Partner or the Partnerships, the Operating Partnership and Ferrellgas Finance, taken as a whole;

                    (xii) The issuance and sale of the Common Units by the Partnership and the execution, delivery and performance by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, of this Agreement and the Operative Agreements and the consummation by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner, as the case may be, of the Transactions will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument relating to indebtedness for borrowed money known to such counsel to which the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries is a party or by which the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries is bound or to which any of the property or assets of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries is subject (other than a default or event of default arising as a result of the Transactions under the Existing Indenture), excluding in each case any conflict, breach, default or acceleration which, individually or in the aggregate, would not have a material adverse effect upon the holders of Common Units or on the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnership and the Operating Partnership, taken as a whole, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries; or violate the provisions of the charter or bylaws of the General Partner, Ferrell or any of their Subsidiaries; nor will the issuance and sale of the Common Units by the Partnership and the execution, delivery and performance by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of the Operative Agreements, and the execution and delivery by the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell, as the case may be, of this Agreement violate the Delaware General Corporation Law or any federal law of the United States or law of the State of Missouri or any rules or regulations adopted by a governmental agency thereof applicable to the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries, excluding in each case any violation which, individually or in the aggregate, would not have a material adverse effect upon the holders of Common Units or on the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnership and the Operating Partnership, taken as a whole, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries; provided, however, that, for the purposes of this paragraph (x), no opinion is expressed with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and, provided, further, that performance by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell and the General Partner of their respective obligations under the Operative Agreements are subject to
          (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (B) limitations imposed by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing;

                    (xiii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or the State of Missouri having jurisdiction over the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries or any of their properties is required for the issuance and sale of the Common Units by the Partnership or for the consummation by the Partnership, the Operating Partnership, Ferrellgas Finance, Ferrell or the General Partner of the Transactions or this Agreement, except in each case (A) such consents, approvals, authorizations, orders, registrations or qualifications (1) as have been obtained, (2) as may be required under state securities or Blue Sky laws, (3) as are of a routine or administrative nature and are either (i) not customarily obtained or made prior to the consummation of transactions such as the Transactions or (ii) expected in the judgment of such counsel to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (4) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the holders of Common Units or upon the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnership and the Operating Partnership, taken as a whole, Ferrellgas Finance, the General Partner, Ferrell or any of their Subsidiaries;

                    (xiv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; and

                    (xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

          In addition, such counsel shall state that although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, they have no reason to believe that, as of its effective date, the Registration Statement, or any further amendment thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership, the Operating Partnership, Ferrellgas Finance, the General Partner and Ferrell and upon information obtained from public officials and upon opinions of other counsel issued in connection with the Transactions, and may assume that the signatures on all documents examined by such counsel are genuine and (B) state that their opinion is limited to federal laws, the laws of the State of Missouri and the Delaware General Corporation Law.

          (e) Each of Smith, Gill, Fisher & Butts, P.C., with respect to the State of Missouri, Andrews & Kurth LLP, with respect to the State of Texas, _______________, with respect to the State of Georgia, _________________
     with respect to the State of Kentucky, _____________ with respect to the State of Michigan, ______________ with respect to the State of Ohio, each of which are counsel or special counsel for the Partnership, the Operating Partnership, the General Partner and Ferrell, shall have furnished to you their written opinion or opinions, dated such Time of Delivery in form and substance satisfactory to you, to the effect that:

                    (i) With respect to the states other than Missouri, the Partnership need not be qualified or registered as a foreign limited partnership for the transaction of business under the laws of such state, or the failure so to qualify or register in such state would not in the judgment of such counsel subject the Partnership to any liability or disability which is material to the Partnership and the Operating Partnership, taken as a whole, and would not in the judgment of such counsel subject the holders of Common Units to any material liability or disability;

                    (ii) Each of the General Partner and the Operating Partnership has been duly qualified or registered as a foreign corporation or a foreign limited partnership, respectively, for the transaction of business under the laws of such state;

               (iii) The Operating Partnership has all requisite partnership power and authority as a limited partnership under the laws of such state to own or lease the Properties and to conduct its business in such state; and upon the consummation of the Transactions, assuming that the Partnership will not be liable under the laws of the State of Delaware for the liabilities of the Operating Partnership and that the Unitholders will not be liable under the laws of the State of Delaware for liabilities of the Partnership or the Operating Partnership, the Partnership will not be liable under the laws of such state for the liabilities of the Operating Partnership, and the Unitholders will not be liable under the laws of such state for the liabilities of the Partnership or the Operating Partnership, except in each case to the same extent as under the laws of the State of Delaware or as otherwise described in the Prospectus;

                    (iv) The execution, delivery and performance of the Closing Agreement relating to the transfer of property in such state in accordance with the terms thereof will not violate any statute of such state or, to the knowledge of such counsel, based solely upon their participation as special [state] counsel with respect to matters relating to the Transactions, any order, rule or regulation of any agency of such state having jurisdiction over any of the Partnership, the Operating Partnership, the General Partner or any of their respective properties, except for (A) any such violations which, individually or in the aggregate, would not have a material adverse effect upon the holders of Common Units or upon the General Partner or the Partnership and the Operating Partnership, taken as a whole, and
          (B) as to performance by the parties thereto of the Closing Agreement, any violations which may arise by reason of the business activities of the Partnership or the Operating Partnership, the nature of the assets of either of them or the manner in which such assets were constructed or are operated; provided, that such counsel need express no opinion with respect to the securities or Blue Sky laws of such state, other antifraud laws or fraudulent transfer laws or the extent to which indemnity and contribution provisions of such documents may be limited by the laws of such state; and provided, further, that insofar as performance by the parties to the Closing Agreement of their respective obligations thereunder, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and as to general equitable principles;

                    (v) The Closing Agreement, assuming the due authorization, execution and delivery thereof by the parties thereto, to the extent it is a valid and legally binding agreement under the applicable law as stated therein and that such law applies thereto, is a valid and legally binding agreement of the parties thereto under the laws of such state, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the rights of contracting parties and to general equity principles; each of the Closing Agreement and the form of deeds and assignments is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the General Partner's right, title and interest in and to the Properties located in such state, as described in the Closing Agreement or the form of deeds and assignments, as the case may be, subject to the conditions, reservations and limitations contained in the Closing Agreement or the form of deeds and assignments, as the case may be, except motor vehicles or other property requiring conveyance of certificated title as to which the Closing Agreement is legally sufficient to compel delivery of such certificated title; no opinion is expressed as to whether the Closing Agreement complies with applicable recording, filing and registration laws and regulations; and

                    (vi) No consent, approval, authorization, order, registration or qualification of or with any governmental agency or body of such state governing (A) changes in ownership or control of industrial or other facilities generally, (B) retail propane sales generally or (C) the issuance of securities by entities owning retail propane sales facilities, or, to such counsel's knowledge, based solely upon their participation as special [state] counsel with respect to matters relating to the Transactions, any other governmental agency or body of such state, having jurisdiction over the Partnership, the Operating Partnership, the General Partner or Ferrell, as the case may be, or any of their respective properties is required for the issue and sale of the Units by the Partnership or for the conveyance of the Properties located in such State purported to be conveyed to the Operating Partnership pursuant to the Closing Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications (1) as have been obtained, (2) as may be required under the Act or state securities or Blue Sky laws, (3) as are of a routine or administrative nature and either are (i) not customarily obtained or made prior to the consummation of transactions such as the Transactions, or (ii) expected in the reasonable judgment of such counsel to be obtained in the ordinary course of business subsequent to the consummation of the Transaction, (4) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership and the Operating Partnership considered as a whole to conduct their business substantially in accordance with the past practice of the General Partner, or (5) that relate to zoning or subdivision mapping, or (6) as set forth or contemplated in the Prospectus.

          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of the Partnership, the Operating Partnership and of officers and employees of the General Partner and Ferrell, and upon information obtained from public officials, and upon opinions of other counsel issued in connection with the Transactions, and may assume that the signatures on all documents examined by such counsel are genuine, (B) state that their opinion is limited to the laws of their state of practice, excepting therefrom municipal and local ordinances and regulations, and (C) state that they express no opinion with respect to state or local taxes or tax statutes, (D) state that they express no opinion with respect to the title of any of the General Partner, the Partnership or the Operating Partnership to any real or personal property purported to be transferred by or to them, that they have not made any review of specific property or facilities or title files relating to any such properties, that they express no opinion regarding the accuracy of the description or references to any real or personal property, that they have assumed that references in exhibits or schedules to other instruments already of record are correct and that such instruments contain legally sufficient property descriptions.

          (f) On the effective date of the Registration Statement and the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Deloitte & Touche shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (g) (i) None of the Partnership, the Operating Partnership, the General Partner, any Subsidiary or Ferrell shall have sustained (A) since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, or (B) any liability or obligation, direct or contingent, that is required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and is not disclosed on the latest balance sheet included in the Registration Statement and the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capitalization or long-term debt, or increase in short-term debt, of the Partnership, the Operating Partnership, the General Partner, any Subsidiary or Ferrell or any change, or any development involving a prospective change, in or affecting the property, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnership, the Operating Partnership, the General Partner, any Subsidiary or Ferrell, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the General Partner's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)-(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the General Partner's debt securities;

          (i) On or after the date hereof there shall not have occurred any of the following: (i) any suspension or material limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets; (ii) any suspension or material limitation in trading of the securities of the Partnership, the Operating Partnership, the General Partner or any of the Subsidiaries on the New York Stock Exchange or in the over-the-counter markets; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) any other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of any such event specified in clause
     (iv) or clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Units being delivered at such Time of Delivery on the terms and in the manner contemplated by the Prospectus;

          (j) The Common Units to be sold by the Partnership at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

          (k) The closing under the Senior Note Underwriting Agreement shall have occurred and Standard & Poor's and Moody's Investor Services, Inc. shall have provided written confirmation that the rating of the Senior
     Notes shall be no less than [       ], respectively;


          (l) The General Partner shall have accepted for purchase all of the Senior Subordinated Debentures validly tendered and not withdrawn pursuant to the Offer to Purchase;

          (m) The Existing Senior Notes shall have been called for redemption and an amount of funds reasonably expected to be sufficient to redeem such notes shall have been deposited with the trustee therefor;

          (n)  The Credit Facility shall have become effective;


          (o) All indebtedness and other obligations outstanding pursuant to the Amended and Restated Loan Agreement, dated as of May 10, 1993, among Ferrellgas, Inc., Stratton Insurance Company, Inc., Ferrell Companies, Inc., One Liberty Oil Company, Ferrellgas International (F.L.) Establishment, Vaduz and Wells Fargo Bank, National Association, as agent, and the other lenders party thereto shall have been repaid in full; and

          (p) There shall have been furnished to you at such Time of Delivery certificates reasonably satisfactory to you, signed on behalf of the General Partner and Ferrell by a President or Vice President thereof and on behalf of the Partnership by the General Partner by an authorized officer thereof to the effect that:

                    (i) In the case of the Partnership (A) the representations and warranties of the Partnership contained in this Agreement are true and correct at and as of such Time of Delivery as though made at and as of such Time of Delivery; (B) the Partnership has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery; (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership, threatened by the Commission, and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (D) the Common Units have been duly listed, subject to official notice of issuance, on the New York Stock Exchange; and (E) no event contemplated by subsection
          (g) of this Section 7 in respect of the Partnership or the Operating Partnership shall have occurred;

                    (ii) In the case of the General Partner (A) the representations and warranties of the General Partner contained in this Agreement are true and correct at and as of such Time of Delivery as though made at and as of such Time of Delivery; (B) the General Partner has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery; and (C) no event contemplated by subsection (g) of this
          Section 7 in respect of the General Partner shall have occurred; and

                    (iii) In the case of Ferrell (A) the representations and warranties of Ferrell contained in this Agreement are true and correct at and as of such Time of Delivery as though made at and as of such Time of Delivery; (B) Ferrell has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery; and (C) no event contemplated by subsection (g) of this Section 7 in respect of Ferrell shall have occurred.

     8. (a) The Partnership, the General Partner and Ferrell, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any reasonable legal or other expenses incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Partnership, the General Partner or Ferrell shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information relating to any Underwriter furnished to the Partnership by any Underwriter through you expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Partnership, the General Partner and Ferrell against any losses, claims, damages or liabilities to which the Partnership, the General Partner and Ferrell may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information relating to any Underwriter furnished to the Partnership by such Underwriter through you expressly for use therein; and will reimburse the Partnership, the General Partner or Ferrell as the case may be, for any reasonable legal or other expenses incurred by the Partnership, the General Partner or Ferrell as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel), apart from counsel to such indemnifying party, for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall be liable for any settlement of any such action effected without its consent, provided that such consent is not unreasonably withheld or delayed.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership, the General Partner and Ferrell on the one hand and the Underwriters on the other from the offering of the Common Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership, the General Partner and Ferrell on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Partnership, the General Partner and Ferrell on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership, the General Partner and Ferrell on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership, the General Partner and Ferrell and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Partnership, the General Partner and Ferrell under this Section 8 shall be in addition to any liability which the Partnership, the General Partner and Ferrell may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership, the General Partner and Ferrell and to each person, if any, who controls the Partnership, the General Partner or Ferrell within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Common Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Common Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Common Units, then the Partnership shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Common Units on such terms. In the event that, within the respective prescribed periods, you notify the Partnership that you have so arranged for the purchase of such Common Units, or the Partnership notifies you that it has so arranged for the purchase of such Common Units, you or the Partnership shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Partnership agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Common Units.

     (b) If, after giving effect to any arrangements for the purchase of the Common Units of a defaulting Underwriter or Underwriters by you and the Partnership as provided in subsection (a) above, the aggregate number of such Common Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Common Units to be purchased at such Time of Delivery, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the number of Common Units which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Common Units which such Underwriter agreed to purchase hereunder) of the Common Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Common Units of a defaulting Underwriter or Underwriters by you and the Partnership as provided in subsection (a) above, the aggregate number of such Common Units which remains unpurchased exceeds one-eleventh of the aggregate number of all the Common Units to be purchased at such Time of Delivery, or if the Partnership shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Common Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Partnership to sell the Optional Units) shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Partnership, the General Partner or Ferrell except for the expenses to be borne by the Partnership, the General Partner and Ferrell and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Partnership, the General Partner and Ferrell and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Partnership, the General Partner and Ferrell or any officer or director or controlling person of the Partnership, the General Partner or Ferrell and shall survive delivery of and payment for the Units.


     Anything herein to the contrary notwithstanding, the indemnity agreement of each of the General Partner and Ferrell in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the General Partner or Ferrell pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the General Partner or Ferrell of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling Person or Partner of an Underwriter who is a director, officer or controlling person of the General Partner or Ferrell when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the General Partner or Ferrell the matter has been settled by controlling precedent, the General Partner or Ferrell will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Partnership, the General Partner or Ferrell shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Common Units are not delivered by or on behalf of the Partnership as provided herein, the Partnership, the General Partner and Ferrell will reimburse the Underwriters through you for all reasonable out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Common Units not so delivered, but the Partnership, the General Partner and Ferrell shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., at 85 Broad Street, New York, N.Y. 10004, Attention: Registration Department; and if to any of the Partnership, the General Partner and Ferrell shall be sufficient in all respects if delivered or sent by mail to the address of the Partnership set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership and the General Partner by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, and the Partnership, the General Partner and Ferrell and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Partnership, the General Partner and Ferrell and each person who controls the Partnership, the General Partner or Ferrell or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us [ten] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Partnership. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Partnership for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                              Very truly yours,

                                              FERRELLGAS PARTNERS, L.P.

                                              By:  Ferrellgas, Inc.,
                                                      its General Partner


                                              By:
                                               Name:
                                               Title:


                                              FERRELLGAS, INC.


                                              By:
                                               Name:
                                               Title:


                                              FERRELL COMPANIES, INC.


                                              By:
                                               Name:
                                               Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities
 Corporation
A.G. Edwards & Sons, Inc.
PaineWebber Incorporated
Smith Barney Shearson Inc.

By:
     (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                    NUMBER OF
                                                                     OPTIONAL
                                                                    UNITS TO BE
                                             TOTAL NUMBER OF       PURCHASED IF
                                                FIRM UNITS        MAXIMUM OPTION
              UNDERWRITER                    TO BE PURCHASED         EXERCISED
              -----------                    ---------------         ---------


Goldman, Sachs & Co. .....................

Donaldson, Lufkin & Jenrette Securities
 Corporation

A.G. Edwards & Sons, Inc. ................

Painewebber Incorporated..................

Smith Barney Inc. ........................



     Total                                   ===============         =========

                                                                         ANNEX I


     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Partnership, the Operating Partnership and the General Partner within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Partnership and the General Partner for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the General Partner for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited and unaudited consolidated financial statements of the General Partner for such five fiscal years;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Partnership and the General Partner, inspection of the minute books of the Partnership and the General Partner since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Partnership and the General Partner responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (or owners' equity in the case of partnerships) or any increase in the consolidated long-term debt of the Partnership and the General Partner, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their reports included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Partnership and the General Partner, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Partnership and the General Partner and have found them to be in agreement.